                                                                    Exhibit 99.1

ALLEGHANY CORPORATION
375 Park Avenue
New York NY 10152

                                                Contact: R.M. Hart
                                                (212) 752-1356

                                                FOR IMMEDIATE RELEASE

ALLEGHANY CORPORATION ANNOUNCES 2004 FIRST QUARTER RESULTS

      NEW YORK, NY, April 22, 2004 -- Net earnings of Alleghany Corporation (NYSE-Y) in the first quarter of 2004 were $62.1 million, or $8.08 diluted earnings per share of common stock, compared with net earnings of $7.7 million, or $1.01 diluted earnings per share of common stock, in the first quarter of 2003, John J. Burns, Jr., President and chief executive officer of Alleghany, announced today. Net gains on investment transactions after taxes in the first quarter of 2004 totalled $21.6 million, or $2.81 per share, compared with $2.1 million, or $0.28 per share, in the corresponding 2003 period. Alleghany common stockholders' equity per share at March 31, 2004 was $210.33, an increase from common stockholders' equity per share of $204.44 as of December 31, 2003 (both as adjusted for the stock dividend declared in March 2004).

      Highlights are as follows (in millions, except for per share and share amounts):

                                                 Three Months Ended
                                                      March 31
                                                      --------
                                                2004            2003
                                             ----------      ----------
Revenues                                     $    344.2      $    138.7

Earnings before taxes                        $     95.8      $     11.6

     Net earnings                            $     62.1      $      7.7

     Basic earnings per share of
     common stock*                           $     8.11      $     1.02

     Diluted earnings per
     share of common stock*                  $     8.08      $     1.01

Average number of outstanding shares of
common stock*                                 7,652,336       7,561,408

* Adjusted to reflect the dividend of common stock declared in March 2004.

      The comparative contributions to earnings before taxes made by Alleghany's operating units Alleghany Insurance Holdings LLC ("AIHL," a holding company for Alleghany's property and casualty insurance businesses, consisting of RSUI Group, Inc. ("RSUI"), Capitol Transamerica Corporation ("CATA") and Darwin Professional Underwriters, Inc. ("Darwin")), and World Minerals (industrial minerals business), as well as by Alleghany's parent company and other operations, were as follows (in millions):

                                                               Three Months Ended
                                                                     March 31
                                                                     --------
                                                                 2004          2003
                                                               -------       -------
            AIHL                                              $  90.6       $   4.9
            World Minerals                                        5.3           4.9
            Parent Company and other                             (0.1)          1.8
                                                                ------       ------
            Total                                             $  95.8       $  11.6
                                                               =======       =======

      On a diluted per-share, after-tax basis, the foregoing earnings contributions may be broken down as follows:

                           Three Months Ended March 31

                                                                         Parent
                                                          World         Company
                                            AIHL         Minerals      and other         Total
                                         ---------      ---------      ---------       ---------
2004
Operating income (loss)*                 $    5.06      $    0.36      $   (0.15)      $    5.27
Net gain on investment transactions           2.66             --           0.15            2.81
                                         ---------      ---------      ---------       ---------
Net earnings per share                   $    7.72      $    0.36      $      --       $    8.08
                                         =========      =========      =========       =========

2003
Operating income (loss)*                 $    0.45      $    0.30      $   (0.02)      $    0.73
Net gain on investment transactions           0.08             --           0.20            0.28
                                         ---------      ---------      ---------       ---------
Net earnings per share                   $    0.53      $    0.30      $    0.18       $    1.01
                                         =========      =========      =========       =========

* Operating income (loss) represents net earnings (loss) per share less the net gain or loss on investment transactions taxed at the federal income tax rate.

      AIHL recorded pre-tax earnings of $90.6 million on revenues of $231.4 million in the 2004 first quarter, compared with pre-tax earnings of $4.9 million on revenues of $38.7 million in the first quarter of 2003. AIHL's 2004 first quarter net earnings include after-tax investment income of $7.1 million and a realized after-tax net gain on investment transactions of $20.4 million, compared with after-tax investment income of $3.0 million and a realized after-tax net gain on investment transactions of $0.6 million in the corresponding 2003 period. AIHL's 2004 first quarter after-tax investment income reflects a larger invested asset base, principally due to capital contributions by Alleghany and the acquisition of RSUI in July 2003.

      The comparative pre-tax contributions to AIHL's results made by its operating units RSUI, CATA and Darwin were as follows (in thousands, except ratios):

                           Three Months Ended March 31

                                        RSUI(1)         CATA(2)        Darwin(3)          Total
                                       ---------       ---------       ---------        ---------
2004
Gross premiums written                 $   294.4       $    41.7       $    20.6        $   356.7

Net premiums earned                    $   148.4       $    34.4       $     6.9        $   189.7
Loss and loss adjustment expenses           70.0            18.8             4.3             93.1
Underwriting expenses                       23.5            15.2             3.0             41.7
                                       ---------       ---------       ---------        ---------
Underwriting profit (loss) (4)         $    54.9       $     0.4       $    (0.4)       $    54.9
                                       =========       =========       =========        =========

Loss ratio (5)                              47.2%           54.6%           62.3%            49.1%
Expense ratio (6)                           15.8%           44.1%           43.5%            22.0%
Combined ratio (7)                          63.0%           98.7%          105.8%            71.1%

2003
Gross premiums written                        --       $    36.4              --        $    36.4

Net premiums earned                           --       $    33.4              --        $    33.4
Loss and loss adjustment expenses             --            19.8              --             19.8
Underwriting expenses                         --            13.2              --             13.2
                                       ---------       ---------       ---------        ---------
Underwriting profit (4)                       --       $     0.4              --        $     0.4
                                       =========       =========       =========        =========

Loss ratio (5)                                --            59.4%             --             59.4%
Expense ratio (6)                             --            39.5%             --             39.5%
Combined ratio (7)                            --            98.9%             --             98.9%

(1)   Since July 1, 2003.

(2) Includes the results of Platte River Insurance Company, which was acquired contemporaneously with CATA in January 2002 and operates in conjunction with CATA.

(3) Since May 2003. Although Darwin is an underwriting manager for Platte River and certain subsidiaries of CATA, the results of business generated by Darwin have been separated from CATA's results for purposes of this table.

(4) Represents net premiums earned less loss and loss adjustment expenses and underwriting expenses, all as determined in accordance with generally accepted accounting principles ("GAAP"), and does not include income derived from investments. Underwriting profit (loss) does not replace net income (loss) determined in accordance with GAAP as a measure of profitability; rather, it provides a basis for management to evaluate the underwriting performance of its insurance operating units.

(5) Loss and loss adjustment expenses divided by net premiums earned, all as determined in accordance with GAAP.

(6) Underwriting expenses divided by net premiums earned, all as determined in accordance with GAAP.

(7) The sum of the Loss Ratio and Expense Ratio, all as determined in accordance with GAAP, representing the percentage of each premium dollar an insurance company has to spend on losses (including loss adjustment expenses) and underwriting expenses.

RSUI's 2004 first quarter results reflect favorable underwriting conditions in RSUI's lines of business and the absence of any significant catastrophe losses during such period. RSUI's commercial property business is exposed to catastrophe losses which have historically occurred more frequently during the second and third quarters.

      World Minerals recorded pre-tax earnings of $5.3 million on revenues of $67.0 million in first quarter 2004, compared with pre-tax earnings of $4.9 million on revenues of $62.1 million in the corresponding period in 2003. The 2004 first quarter results primarily reflect the continuing favorable impact of the strong euro versus the U.S. dollar and an increase in net sales.

      As of March 31, 2004, Alleghany beneficially owned 8.0 million shares, or approximately 2.1 percent, of the outstanding common stock of Burlington Northern Santa Fe Corporation, which had an aggregate market value on that date of approximately $252.0 million, or $31.50 per share. The aggregate cost of such shares is approximately $96.6 million, or $12.07 per share.

      Alleghany has previously announced that it may purchase shares of its common stock in open market transactions from time to time. In the first quarter of 2004, Alleghany did not purchase any shares of its common stock. As of March 31, 2004, Alleghany had 7,663,517 shares of common stock outstanding (which includes the stock dividend declared in March 2004).

      As previously stated, Alleghany common stockholders' equity per share at March 31, 2004 was $210.33, an increase from common stockholders' equity per share of $204.44 as of December 31, 2003 (both as adjusted for the stock dividend declared in March 2004).

                                      # # #


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
                              ALLEGHANY CORPORATION
                       CONSOLIDATED STATEMENTS OF EARNINGS
                             (dollars in thousands)
                                   (unaudited)

                                               THREE MONTHS ENDED MARCH 31, 2004            THREE MONTHS ENDED MARCH 31, 2003
                                               ---------------------------------            ---------------------------------
                                          ALLEGHANY                                     ALLEGHANY
                                          INSURANCE    WORLD    CORPORATE               INSURANCE    WORLD    CORPORATE
                                          HOLDINGS   MINERALS   ACTIVITIES   COMBINED   HOLDINGS   MINERALS  ACTIVITIES  COMBINED
                                          --------   --------   ----------   --------   --------   --------  ----------  --------
REVENUES
  Net fastener sales                      $      0   $      0    $ 37,803    $ 37,803   $      0   $      0   $ 27,953   $ 27,953
  Interest, dividend and other income       10,273        (92)      6,171      16,352      4,377        100      7,503     11,980
  Net insurance premiums earned            189,668          0           0     189,668     33,415          0          0     33,415
  Net mineral and filtration sales               0     67,081           0      67,081          0     62,048          0     62,048
  Net gain (loss) on investments
    transactions                            31,437          0       1,746      33,183        911          0      2,353      3,264
                                          --------   --------    --------    --------   --------   --------   --------   --------
    Total revenues                         231,378     66,989      45,720     344,087     38,703     62,148     37,809    138,660

COSTS AND EXPENSES
  Underwriting expenses                     41,638          0           0      41,638     13,362          0          0     13,362
  Salaries, administrative and other
    operating expenses                       5,984      9,801       8,458      24,243        603      8,947      8,056     17,606
  Loss and loss adjustment expenses         93,098          0           0      93,098     19,853          0          0     19,853
  Cost of goods sold - fasteners                 0          0      27,906      27,906          0          0     20,759     20,759
  Cost of  mineral and filtration sales          0     51,378           0      51,378          0     47,920          0     47,920
  Interest expense                               0        556         688       1,244          0        355        923      1,278
  Corporate administration                      33          0       8,769       8,802          0          0      6,300      6,300
                                          --------   --------    --------    --------   --------   --------   --------   --------
    Total costs and expenses               140,753     61,735      45,821     248,309     33,818     57,222     36,038    127,078
                                          --------   --------    --------    --------   --------   --------   --------   --------

EARNINGS BEFORE INCOME TAXES              $ 90,625   $  5,254    ($   101)     95,778   $  4,885   $  4,926   $  1,771     11,582
                                          ========   ========    ========               ========   ========   ========

INCOME TAXES                                                                   33,714                                       3,858
                                                                             --------                                    --------

NET EARNINGS                                                                 $ 62,064                                    $  7,724
                                                                             ========                                    ========

                             ALLEGHANY CORPORATION
                                AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                      (in thousands, except share amounts)

                                                      MARCH 31,     DECEMBER 31,
                                                       2004            2003
                                                    (unaudited)     (audited)*
                                                    -----------     ----------
ASSETS
  Available for sale securities at fair value:
    Equity securities                               $  532,520      $  620,754
    Debt securities                                  1,194,657         917,270
  Short-term investments                               149,918         135,079
                                                    ----------      ----------
                                                     1,877,095       1,673,103

  Cash                                                 142,161         231,583
  Notes receivable                                      91,933          92,082
  Accounts receivable, net                              74,271          75,154
  Premium balances receivable                          177,011         279,682
  Reinsurance receivables                              281,096         228,423
  Ceded unearned premium reserves                      320,537         264,038
  Deferred acquisition costs                            48,033          47,282
  Property and equipment - at cost,
    net of accumulated depreciation                    174,823         177,708
  Inventory                                             85,107          84,612
  Goodwill and other intangibles, net of
    amortization                                       231,111         233,739
  Deferred tax assets                                   90,550          85,736
  Other assets                                          74,196          94,898
                                                    ----------      ----------
                                                    $3,667,924      $3,568,040
                                                    ==========      ==========

LIABILITIES AND COMMON STOCKHOLDERS' EQUITY
  Current taxes payable                             $   56,773      $   49,605
  Losses and loss adjustment expenses                  573,447         454,664
  Other liabilities                                    212,183         211,000
  Reinsurance payable                                  130,382         255,117
  Unearned premiums                                    732,270         676,940
  Parent company debt                                        0               0
  Subsidiaries' debt                                   164,667         167,050
  Deferred tax liabilities                             186,271         190,842
                                                    ----------      ----------
    Total liabilities                                2,055,993       2,005,218
  Common stockholders' equity                        1,611,931       1,562,822
                                                    ----------      ----------
                                                    $3,667,924      $3,568,040
                                                    ==========      ==========

COMMON SHARES OUTSTANDING (adjusted for
  dividends)                                         7,663,517       7,644,232
                                                    ==========      ==========

* Certain amounts have been reclassified to conform to the 2004 presentation.